                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          SHORT-TERM INVESTMENTS TRUST
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party:

________________________________________________________________________________

(4)  Date Filed:

________________________________________________________________________________

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
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                                                                                                          Thursday, January 3, 2008

                   PRODUCTS &      MY     LITERATURE    EDUCATION     COMMENTARY    ABOUT
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INVESTOR ACCOUNT ACCESS                                                                                         CELEBRATING 10 YEARS
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                      POWERED BY STOCKPOINT, INC. DATA/NEWS FEED IS SEAMLESSLY INTEGRATED INTO SITE.

The information available through this section is provided by StockPoint, Inc., which is not affiliated with A I M Management Group
Inc. or any of its subsidiaries (collectively, "AIM"). Any securities mentioned within any articles are not recommendations of AIM.
The news and articles provided are for information purposes only and should not be used or construed as an offer to sell, a solicitation of an offer to buy, or a recommendation for any security. AIM does not guarantee that the information supplied is accurate, complete or timely, or make any warranties with regard to the results obtained from its use. AIM makes no representations regarding the suitability or potential value of any particular investment or information source.

Mutual funds and exchange traded funds distributed by A I M Distributors, Inc.

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Distributors, Inc. is the distributor for the retail mutual funds and exchange traded funds represented by AIM Investments.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION
ABOUT AIM FUNDS, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

                                       INVESTMENT PRODUCTS OFFERED ARE:
                            NOT FDIC-INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                           A I M Management Group Inc. data unless otherwise noted.

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
                          PRODUCTS &   SERVICES &      ORDER       COMMENTARY    ABOUT
                         PERFORMANCE   OPERATIONS   LITERATURE   & MARKET DATA     US

WELCOME CONSULTANT PREVIEW USER                       Wednesday, January 2, 2008

CASH MANAGEMENT          Institutional investors turn to AIM for quality, cash
                         management products, driven by our uncompromising
QUICK LINKS              principles of safety, liquidity and yield. Whether you
                         seek the security of one of our triple-A rated money
PERFORMANCE SUMMARY      funds(1), the convenience and savings of a cash sweep
                         program, or an innovative liquidity solution, AIM
EXPENSE CALCULATORS      responds with an evolving array of investment
                         options--each guided by our disciplined investment
FAST FACTS SHEETS        philosophy.

PRODUCT OVERVIEW         AIM UPDATES

FAQS                     -    Vote Your Proxy: Access your fund's proxy
                              statement, common questions regarding your fund's
AIM LINK(R)                   proposals and vote your proxy online. (1/2/08)

LOCATE YOUR WHOLESALER   -    November 2007 Fast Fact sheets now available
                              (12/11/07)

             Prospectuses | Help | Site Map | Terms of Use | Privacy

                            Business Continuity Plan

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(1) As awarded by Standard & Poor's, Moody's, and FitchRatings. Fund ratings are subject to change and are based on several factors, including an analysis of a portfolio's overall credit quality, market price exposure and management.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, FEES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND(S), PLEASE OBTAIN A PROSPECTUS BY CONTACTING AIM INVESTMENTS AT 800.659.1005 OR YOUR FINANCIAL ADVISOR.

READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

AIM Investments is a registered service mark of A I M Management Group Inc.

                        Investment products offered are:
              NOT FDIC-INSURED   May lose value   No bank guarantee

            A I M Management Group Inc. data unless otherwise noted.

                        A I M DISTRIBUTORS, INC. 12/2007

            (C) 2007 A I M Management Group Inc. All Rights Reserved.
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
                        PRODUCTS &   SERVICES &      ORDER       COMMENTARY    ABOUT
                       PERFORMANCE   OPERATIONS   LITERATURE   & MARKET DATA     US

CASH MANAGEMENT        > Products & Performance

PERFORMANCE            PRODUCTS & PERFORMANCE

PRODUCT DIRECTORY      PERFORMANCE--Daily performance      BLUE SKY INFORMATION--
                       updates and annualized returns.     Registration status for AIM
PRODUCT OVERVIEWS                                          Institutional Funds.
                       PRODUCT DIRECTORY--A quick snap
EXPENSE                shot of the fund's most important   CASH MANAGEMENT INVESTOR
CALCULATORS            information.                        GUIDE--Overview of our products,
                                                           services and investment
FAST FACTS SHEETS      PRODUCT OVERVIEWS--Consolidated     management process.
                       access to fund data and
BLUE SKY               materials.                          INVESTMENT ADVISORY AGREEMENT
INFORMATION                                                RENEWALS--Information regarding
                       EXPENSE CALCULATORS--Includes       Investment Advisory Agreement
CASH MANAGEMENT        current investment expense          Renewals and Summary of
INVESTOR GUIDE         calculator and a hypothetical       Independent Written Fee
                       expense calculator.                 Evaluation.
INVESTMENT
ADVISORY               FAST FACTS SHEETS--Monthly data     PROXY VOTING--Access your fund's
AGREEMENT              sheets providing a quick view of    proxy statement, common questions
RENEWALS               the portfolio.                      regarding your fund's proposals
                                                           and vote your proxy online.
PROXY VOTING

             Prospectuses | Help | Site Map | Terms of Use | Privacy

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, FEES AND EXPENSES CAREFULLY
BEFORE INVESTING. FOR THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND(S),
PLEASE OBTAIN A PROSPECTUS BY CONTACTING AIM INVESTMENTS AT 800.659.1005 OR YOUR
FINANCIAL ADVISOR. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

AIM Investments is a registered service mark of A I M Management Group Inc.

INVESTMENT PRODUCTS OFFERED ARE: NOT FDIC-INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

            A I M Management Group Inc. data unless otherwise noted.

                        A I M DISTRIBUTORS, INC. 12/2007

            (C) 2007 A I M Management Group Inc. All Rights Reserved.

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
                                  PRODUCTS &      MY     LITERATURE    EDUCATION     COMMENTARY    ABOUT
                                 PERFORMANCE   ACCOUNT     & FORMS    & PLANNING   & MARKET DATA     US

INVESTOR CENTER                  > My Account > Proxy Voting

ACCOUNT ACCESS                   AIM PROXY INFORMATION BY FUND

RETIREMENT PLAN MANAGER

SERVICE CENTER

TAX CENTER                       AIM ASIA PACIFIC GROWTH FUND

PROXY VOTING                          1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM BASIC BALANCED FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have


                                           regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CAPITAL DEVELOPMENT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CHARTER FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CHINA FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CONSERVATIVE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM CONSTELLATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you

                                           may vote your shares at www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DEVELOPING MARKETS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DIVERSIFIED DIVIDEND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM DYNAMICS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have

                                           regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM ENERGY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM EUROPEAN GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM EUROPEAN SMALL COMPANY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM FINANCIAL SERVICES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM FLOATING RATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM GLOBAL AGGRESSIVE GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL HEALTH CARE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GLOBAL REAL ESTATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM GLOBAL VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GOLD & PRECIOUS METALS FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM GROWTH ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM HIGH INCOME MUNICIPAL FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM HIGH YIELD FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INCOME ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INCOME FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

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
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                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INDEPENDENCE 2010 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2020 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2030 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2040 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE 2050 FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INDEPENDENCE NOW FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

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
                                      -    Semiannual Report (PDF)

                                 AIM INTERMEDIATE GOVERNMENT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM INTERNATIONAL ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL CORE EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL SMALL COMPANY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM INTERNATIONAL TOTAL RETURN FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM JAPAN FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -   Prospectus (PDF)

                                      -   Annual Report (PDF)SC

                                      -   Semiannual Report (PDF)

                                 AIM LIBOR ALPHA FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LARGE CAP BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)


                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LARGE CAP GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LEISURE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM LIMITED MATURITY TREASURY FUND

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
                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MID CAP BASIC VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MID CAP CORE EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

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                                 AIM MODERATE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MODERATE GROWTH ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

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
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                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM MONEY MARKET FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM MULTI-SECTOR FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM MUNICIPAL BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER TAX-EXEMPT PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

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                                 AIM REAL ESTATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM S&P 500 INDEX FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SELECT EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM SELECT REAL ESTATE INCOME FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SHORT TERM BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SMALL CAP EQUITY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

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                                 AIM SMALL CAP GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM STRUCTURED CORE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM STRUCTURED GROWTH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

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                                 AIM STRUCTURED VALUE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM SUMMIT FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TAX-EXEMPT CASH FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TAX-FREE INTERMEDIATE FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TECHNOLOGY FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TOTAL RETURN BOND FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                 AIM TRIMARK ENDEAVOR FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TRIMARK FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM TRIMARK SMALL COMPANIES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 AIM UTILITIES FUND

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus (PDF)

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 ATST PREMIER PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 ATST PREMIER TAX-EXEMPT PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you

                                           may vote your shares at www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 ATST PREMIER U.S. GOVERNMENT MONEY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 SERIES C--AIM CORE ALLOCATION PORTFOLIO SERIES

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 SERIES M--AIM CORE ALLOCATION PORTFOLIO SERIES

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Annual Report (PDF)

                                      -    Semiannual Report (PDF)

                                 STIT GOVERNMENT & AGENCY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT GOVERNMENT TAXADVANTAGE PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT LIQUID ASSETS PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT STIC PRIME PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 STIT TREASURY PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                 TFIT TAX-FREE CASH RESERVE PORTFOLIO

                                      1.   Please read the proxy statement in full. (PDF)

                                      2.   Access some typical questions that shareholders
                                           may have regarding the proxy statement. (PDF)

                                      3.   You may vote your shares at www.proxyweb.com
                                           unless your shares are held through a broker,
                                           in which case you may vote your shares at
                                           www.proxyvote.com.

                                 ADDITIONAL FUND MATERIALS:

                                      -    Prospectus

                                      -    Annual Report

                                      -    Semiannual Report

                                 IF YOU HAVE ANY QUESTIONS...

                                 If you have questions on the proxy statement or the
                                 voting process, please contact your financial consultant
                                 or call AIM toll-free at 1.800.952.3502 any business day
                                 between 7:30 a.m. and 7:00 p.m. CT.

                                 If we have not received your proxy card after a
                                 reasonable amount of time, a representative from our
                                 proxy solicitation firm, Computershare Fund Services, may
                                 contact you to remind you to exercise your right to vote.

                  Prospectuses | Help | Site Map | Terms of Use | Privacy

                           AIM INVESTMENT SERVICES, INC. 01/2008

                 (C) 2007 A I M Management Group Inc. All Rights Reserved.

QUESTIONS & ANSWERS FOR:

                          GOVERNMENT & AGENCY PORTFOLIO

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                       GOVERNMENT TAX ADVANTAGE PORTFOLIO

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                             LIQUID ASSETS PORTFOLIO

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                              STIC PRIME PORTFOLIO

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:

                               TREASURY PORTFOLIO

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

     - You may vote your shares at www.proxyweb.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

     - You may call in your vote to a 24-hour automated system at 1-888-221-0697. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

     - You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

     - If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR each proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 29, 2008 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Funds' proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyweb.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

     - SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxyweb.com's Web server and the shareholder's computer.

     - CONTROL NUMBER - Each shareholder is required to enter his or her control number. Proxyweb.com verifies the number and presents the holder with the proxy card.

     - FIREWALL - To protect the confidentiality of your account records, proxyweb.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer's position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 29, 2008 at 3:00 p.m. Central Time.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

     - To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

           1.   Bob R. Baker
           2.   Frank S. Bayley
           3.   James T. Bunch
           4.   Bruce L. Crockett
           5.   Albert R. Dowden
           6.   Jack M. Fields
           7.   Martin L. Flanagan
           8.   Carl Frischling
           9.   Prema Mathai-Davis
          10.   Lewis F. Pennock
          11.   Larry Soll, Ph.D.
          12.   Raymond Stickel, Jr.
          13.   Philip A. Taylor

     - To approve a new sub-advisory agreement for the Fund and each other series portfolio of the Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

     - To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals can be found in the proxy statement.

                                HYPERLINK ALERT

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As a convenience to our users, the AIM Investments web site contains links to other web sites that are created and maintained by other organizations.

AIM INVESTMENTS DOES NOT CONTROL, CANNOT GUARANTEE, AND IS NOT RESPONSIBLE FOR THE ACCURACY, TIMELINESS, OR EVEN THE CONTINUED AVAILABILITY OR EXISTENCE OF THE INFORMATION CONTAINED ON THE WEB SITE YOU ARE ABOUT TO ENTER.

Access is provided for the convenience of online shareholder voting for the AIM Investments only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by AIM Investments of any other products or services described in such other web sites.

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            (C) 2007 A I M Management Group Inc. All Rights Reserved.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                      PROPOSED SCRIPT FOR TELEPHONE VOTING
                                 1-888-221-0697

OPENING:

WHEN CONNECTED TO THE TOLL-FREE NUMBER, SHAREHOLDER WILL HEAR:

"Welcome. "Please enter the control number labeled as such or located in the box indicated by an arrow on the upper portion of your proxy card."

WHEN SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:

"To vote as the ** Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."

OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

IF SHAREHOLDER ELECTS TO VOTE AS MANAGEMENT RECOMMENDS ON ALL PROPOSALS, HE/SHE WILL HEAR:

"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

IF SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                                    1/2/2008

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

IF SHAREHOLDER ELECTS TO VOTE EACH PROPOSAL SEPARATELY, HE/SHE WILL HEAR:

"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."

IF THE SHAREHOLDER VOTES FOR ALL NOMINEES OR WITHHOLDS FROM ALL NOMINEES, THE SCRIPT MOVES TO PROPOSAL 2. IF THE SHAREHOLDER ELECTS TO WITHHOLD FROM A SPECIFIC NOMINEE, HE/SHE WILL HEAR:

"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."

AND THEN,

"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 1 , HE/SHE WILL HEAR:

"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 2, HE/SHE WILL HEAR:

"Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."

WHEN THE SHAREHOLDER HAS FINISHED VOTING ON PROPOSAL 3, HE/SHE WILL HEAR:

"Your votes have been cast as follows (VOTE FOR EACH PROPOSAL IS GIVEN). If this is correct, press 1. If incorrect, press 0."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:

"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

IF SHAREHOLDER PRESSES 0 TO INDICATE AN INCORRECT VOTE, HE/SHE WILL BE RETURNED TO THE "TO VOTE AS THE.." SPEECH.

IF SHAREHOLDER ELECTS TO REVOTE THE CANCELLED VOTE OR VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE). IF SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

"Thank you for voting."

CALL IS TERMINATED.

                       BROADRIDGE FINANCIAL SOLUTIONS INC.
                                    1/2/2008